UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on September 14, 2019, Vishal Chhibbar, the Executive Vice President and Chief Financial Officer of ExlService Holdings, Inc. (the “Company”), provided notice to the Company of his resignation. Mr. Chhibar’s resignation became effective December 13, 2019. In connection with such resignation, effective December 13, 2019, Pavan Bagai, 58, who has served as the Company’s President and Chief Operating Officer since 2012, was appointed Interim Chief Financial Officer, effective as of December 13, 2019. It is expected that Mr. Bagai will serve in the Interim Chief Financial role until the appointment of a permanent Chief Financial Officer. Mr. Bagai will continue to serve as the Company’s President and Chief Operating Officer. Biographical and other information concerning Mr. Bagai is included in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 26, 2019, and is incorporated by reference herein. There were no changes to Mr. Bagai’s compensation package in connection with his appointment as Interim Chief Financial Officer. A press release related to Mr. Bagai’s appointment is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

On December 16, 2019, the Company issued a press release announcing that the Company’s Board of Directors authorized a $200 million common stock repurchase program. Shares may be purchased through December 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC.
(Registrant)

Date: December 16, 2019	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary